UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2010

FULLCIRCLE REGISTRY, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-51918	87-0653761
(State of or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

161 Alpine Drive, Shelbyville, Kentucky	40065
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 410-4500

____________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The management of FullCircle Registry, Inc. is pleased to announce that three debt holders, Isaac Boutwell, Chairman, Alec Stone, Past Chairman, and Norman Frohreich, Director and CEO, have agreed to convert company debt to newly-issued shares of Preferred Class B Stock in FullCircle Registry, Inc.

The conversion of their debt will be as follows:

		Number of Shares of Class B
	Present Obligation	Preferred Stock Received

Isaac Boutwell	$50,000.00	50,000
Alec Stone	$50,000.00	50,000
Norman Frohreich	$50,000.00	50,000

Total	$150,000.00	150,000

The satisfaction of $150,000.00 in outstanding debt will have a direct impact on FullCircle Registry’s balance sheet as FullCircle Registry enters into its expansion phase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FULLCIRCLE REGISTRY, INC.
Dated: June 25, 2010	By	/s/ Norman L. Frohreich
Norman L. Frohreich
Its: President and CEO